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                                                               EXHIBIT 23.2



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 18, 1996 included in Kaydon Corporation's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.



                             /S/ ARTHUR ANDERSEN LLP
                             ARTHUR ANDERSEN LLP







Grand Rapids, Michigan
November 8, 1996